Marketable Securities:	12 Months Ended
Dec. 31, 2018
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	December 31,	December 31,
	2018	2017
Equity securities
Fair value at beginning of year	$239,232	$541,216
Increase (decrease) in fair value	48,406	(301,984)
Fair value at balance sheet date	$287,638	$239,232

Debt securities
Fair value at beginning of year	$-	$-
Acquisitions	88,500,000	-
Dispositions	(74,311,349)	-
Realized loss	(14,188,651)	-
Fair value at balance sheet date	$-	$-

Marketable securities are recorded at quoted market value with gains and losses recorded in the Consolidated Statements of Operations. Gains and losses on securities sold are based on the average cost of the shares held at the date of disposition. As of December 31, 2018 and 2017, marketable equity securities had a cost basis of $98,043. Marketable debt securities, which were sold during 2018, consisted of Venezuelan government bonds received under the Settlement Agreement (See Note 3, Arbitral Award Settlement and Associated Mining Data Sale).

Accounting Standards Codification ("ASC") 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: Level 1 inputs are quoted prices in active markets for identical assets or liabilities, Level 2 inputs are inputs other than quoted prices included within Level 1 that are directly or indirectly observable for the asset or liability and Level 3 inputs are unobservable inputs for the asset or liability that reflect the entity's own assumptions. The fair values of the Company's marketable equity securities as at the balance sheet date are based on Level 1 inputs.